DEBT	12 Months Ended
Dec. 31, 2013
DEBT [Abstract]
DEBT

11. DEBT

The Group’s borrowings consist of the following:

	2012	2013
Long-term debt, current portion	12,571	-
Long-term debt	735,404	713,337
Total	747,975	713,337

On September 26, 2011, the Group entered into a senior secured credit facility under which the Group can borrow up to USD 240 million. The proceeds of the borrowing should only be used for the acquisition of Motel 168. As of December 31, 2011, the Company had drawn down the full amount of the credit facility.

The interest rate of this U.S. dollar-denominated term loan (the “Term Loan”) was LIBOR plus 3.90% and total upfront fee was RMB 91,617. The Term Loan was due for repayment in September 2015. The upfront fee was amortized and recorded as interest expenses during the Term Loan period in four years. The Company repaid US$ 123 million in the year ended December 31, 2012.

The Company completed the refinancing of its Term Loan on June 28, 2013. The outstanding balance of the Term Loan was US$117 million at the time of refinancing. The new U.S. dollar-denominated loan facility of US$117 million, due in June 2016, was sourced from the Industrial and Commercial Bank of China (Europe) S.A. (the “ICBC Loan”) with an annual rate of 3-month LIBOR plus 2.35%. As a condition of the loans, the Company also entered into an irrevocable Standby Letters of Credit with the Industrial and Commercial Bank of China Shanghai Branch covering an aggregate of RMB 777.2 million (US$128.4 million) at an annual fixed rate of 0.60%. Under the terms of the loan agreements, the Company may be required to provide further guarantees or repay a portion of the loans if the Renminbi depreciates relative to the U.S. dollar beyond US$1.00 to RMB 6.2769 such that the Renminbi amount of our RMB 777.2 million (US$128.4 million) Standby Letters of Credit with the Industrial and Commercial Bank of China Shanghai Branch, if expressed in U.S. dollars, would be less than the U.S. dollar amount of principal and interest payable over the remaining life of the loans. The outstanding balance of the ICBC Loan was RMB 713.3 million (US$117.8 million) as of December 31, 2013. As of December 31, 2013, the Company assessed it would not be required to provide further guarantees or repay a portion of the loans as the Renminbi to the U.S. dollar exchange rate was below 6.2769 as of December 31, 2013.

Upon extinguishment of the Term Loan, the unamortized issuance cost of RMB 41,872 was recognized currently as accelerated fee amortization on early extinguishment of Term Loan and disclosed separately in the statements of operations in 2013. The interest rate swap contracts associated with the Term Loan were terminated. The guarantee fee of RMB 4.3 million related to ICBC Loan paid one year in advance was reflected in prepayments and other current assets, which would be deferred and amortized over one year.

The weighted average interest rate for the borrowings was 4.43% and 3.47% for the years ended December 31, 2012 and December 31, 2013.